AMENDMENT #6  TO THE

FUND PARTICIPATION AGREEMENT

This Amendment, dated as of May 9, 2016, between Hartford Life Insurance Company, located at 200 Hopmeadow Street, Simsbury, CT 06089 (the “Company”), acting through its Administrator and attorney-in-fact, Massachusetts Mutual Life Insurance Company (“MassMutual”), and Neuberger Berman Management LLC, located at 605 Third Avenue, New York, NY 10158-0180 (“NBM”), is made lo the Fund Participation Agreement, dated as of September 9, 1998, as amended, between the Company and NBM (the “Agreement”). Terms defined in the Agreement are used herein as therein defined.

WHEREAS, the Company and NBM are parties to the Agreement pursuant to  which shares of the Funds arc made available to Plans and the Company provides services to the Funds on behalf of NBM with respect to Plans and Participants.

WHEREAS, certain of the Company’s clients are eligible to purchase Class R6 shares of the Funds;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties hereby amend the Agreement as follows:

1.              The information for the Company in Section 9.1 is hereby deleted and replaced with the following:

Hartford Life Insurance Company

c/o Massachusetts Mutual Life insurance Company

1295 State Street, MIP M200-INVST

Springfield, MA 01111

Attention: RS Fund Operations

Telephone: (860) 562-2470

Facsimile: (860) 562-2283

cc: Law Department

Attention: [Redacted]

Telephone: [Redacted]

Facsimile: [Redacted]

2.              Appendix A and Appendix C of the Agreement are each hereby deleted in their entirety and replaced with new Appendix A and Appendix C, dated as of March 30, 2016, attached hereto.

3.              All other provisions of the Agreement shall otherwise remain in full force and effect.

4.              This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Amendment.

HARTFORD LIFE	NEUBERGER BERMAN
INSURANCE COMPANY,	MANAGEMENT LLC
By Massachusetts Mutual Life Insurance
Company, Its Administrator

By:	[Redacted]	By:	[Redacted]
Name:	[Redacted]	Name:	[Redacted]
Title:	Senior Vice President	Title:	President and CEO

APPENDIX A

As of March 30, 2016

Fund Name	Class	Symbol	CUSIP
Neuberger Berman Absolute Return Multi-Manager Fund	Institutional	NABIX	64l28R855
Neuberger Berman Absolute Return Multi-Manager Fund	A	NABAX	64128R871
Neuberger Berman Absolute Return Multi-Manager Fund	R6	NRABX	64128R749

Neuberger Berman All Cap Core Fund	Institutional	NBEIX	641224548
Neuberger Berman All Cap Core Fund	A	NBEAX	641224563

Neuberger Berman Core Bond Fund	Institutional	NCRLX	64128K405
Neuberger Berman Core Bond Fund	A	NCRAX	64128K207

Neuberger Berman Dividend Growth Fund	Institutional	NDGIX
Neuberger Berman Dividend Growth Fund	A	NDGAX
Neuberger Berman Dividend Growth Fund	R6	NRDGX

Neuberger Berman Emerging Markets Debt Fund	Institutional	NERIX	64128K538
Neuberger Berman Emerging Markets Debt Fund	A	NERAX	64128K553

Neuberger Berman Emerging Markets Equity Fund	Institutional	NEMIX	641224415
Neuberger Berman Emerging Markets Equity Fund	A	NEMAX	641224431
Neuberger Berman Emerging Markets Equity Fund	R3	NEMRX	64122Q804

Neuberger Berman Equity Income Fund	Institutional	NBITIX	641224498
Neuberger Berman Equity Income Fund	A	NBHAX	641224522
Neuberger Berman Equity Income Fund	R3	NBHRX	64122Q887

Neuberger Berman Flexible Select Fund	Institutional	NFLIX	64l28R780
Neuberger Berman Flexible Select Fund	A	NFLAX	64128R8l4

Neuberger Berman Floating Rate Income Fund	Institutional	NFIIX	64l28K694
Neuberger Berman Floating Rate Income Fund	A	NFIAX	64128K728

Fund Name	Class	Symbol	CUSIP
Neuberger Berman Focus Fund	Advisor	NBFAX	64122M209
Neuberger Berman Focus Fund	Class A	NFAAX	64122Q879
Neuberger Berman Focus Fund	Institutional	NFALX	64122Q853

Neuberger Berman Genesis Fund	Trust	NBGEX	640917100
Neuberger Berman Genesis Fund	Advisor	NBGAX	64122M605
Neuberger Berman Genesis Fund	Institutional	NBGIX	641233200
Neuberger Berman Genesis Fund	R6	NRGSX	64122Q531

Neuberger Berman Global Allocation Fund	Institutional	NGLIX	64128R301
Neuberger Berman Global Allocation Fund	A	NBLAX	64l22R814

Neuberger Berman Global Equity Fund	Institutional	NGQIX	64122Q648
Neuberger Berman Global Equity Fund	A	NGQAX	64l22Q663

Neuberger Berman Global Long Short Fund	Institutional	NGBIX	64128R723
Neuberger Berman Global Long Short Fund	A	NGBAX	64128R715

Neuberger Berman Global Real Estate Fund	Institutional	NGRIX	64122Q424
Neuberger Berman Global Real Estate Fund	A	NGRAX	64122Q440

Neuberger Berman Greater China Equity Fund	Institutional	NCEIX	64122Q465
Neuberger Berman Greater China Equity Fund	A	NCEAX	64122Q48I

Neuberger Berman Guardian Fund	Trust	NBGTX	640917209
Neuberger Berman Guardian Fund	Advisor	NBGUX	64l22M308
Neuberger Berman Guardian Fund	Institutional	NGDLX	641224290
Neuberger Berman Guardian Fund	A	NGDAX	641224340
Neuberger Berman Guardian Fund	R3	NGDRX	641224316

Neuberger Berman High Income Bond Fund	Institutional	NHILX	64128K868
Neuberger Berman High Income Bond Fund	A	NHIAX	64128K702
Neuberger Berman High Income Bond fund	R3	NHIRX	64128K876
Neuberger Berman High Income Bond Fund	R6	NRHIX	64128K579

Fund Name	Class	Symbol	CUSIP
Neuberger Berman Inflation Managed Fund	Institutional	NDRIX	64128R822
Neuberger Berman Inflation Managed Fund	A	NDRAX	64122R848

Neuberger Berman International Equity Fund	Institutional	NBIIX	641224811
Neuberger Berman International Equity Fund	A	NIQAX	64122Q598
Neuberger Berman International Equity Fund	R6	NRIQX	64122Q457

Neuberger Berman International Select fond	Trust	NILTX	641224753
Neuberger Berman International Select Fund	Institutional	NILIX	641224761
Neuberger Berman International Select Fund	A	NBNAX	641224621
Neuberger Berman International Select Fund	R3	NBNRX	641224274

Neuberger Berman Intrinsic Value Fund	Institutional	NINLX	641224779
Neuberger Berman Intrinsic Value Fund	A	NINAX	64122Q739

Neuberger Berman Large Cap Disciplined Growth	Institutional	NLDLX	641224373
Neuberger Berman Large Cap Disciplined Growth	A	NLDAX	641224399
Neuberger Berman Large Cap Disciplined Growth	R3	NLDRX	641224357

Neuberger Berman Large Cap Value Fund	Trust	NBPTX	640917407
Neuberger Berman Large Cap Value Fund	Advisor	NBPBX	64122M506
Neuberger Berman Large Cap Value Fund	Institutional	NBPIX	641224787
Neuberger Berman Large Cap Value Fund	A	NPNAX	64l22Q796
Neuberger Berman Large Cap Value Fund	R3	NPNRX	64122Q770

Neuberger Berman Long Short Credit Fund	Institutional	NLNIX	64128R657
Neuberger Berman Long Short Credit Fund	A	NLNAX	64l28R673
Neuberger Berman Long Short Credit Fund	R6	NRLNX	64128R616

Neuberger Berman Long Short Multi-Manager Fund	Institutional	NIMIX	64128R756
Neuberger Berman Long Short Multi-Manager Fund	A	NLMAX	64128R772

Fund Name	Class	Symbol	CUSIP
Neuberger Berman Mid Cap Growth Fut1d	Trust	NBMTX	640917308
Neuberger Berman Mid Cap Growth Fund	Advisor	NBMBX	64122M407
Neuberger Berman Mid Cap Growth Fund	Institutional	NBMLX	641224662
Neuberger Berman Mid Cap Growth Fund	A	NMGAX	641224266
Neuberger Berman Mid Cap Growth Fund	R3	NMGRX	641224233

Neuberger Berman Mid Cap Intrinsic Value Fund	Trust	NBREX	640917886
Neuberger Berman Mid Cap Intrinsic Value Fund	Institutional	NBRTX	641224779
Neuberger Berman Mid Cap Intrinsic Value Fund	A	NBRAX	64122Q739
Neuberger Berman Mid Cap Intrinsic Value Fund	R3	NBRRX	64122Q713

Neuberger Berman Multi-Asset Income Fund	Institutional	NANIX	64128R624
Neuberger Berman Multi-Asset Income Fund	A	NANAX	64128R640
Neuberger Berman Multi-Asset Income Fund	R6	NRANX	64128R590

Neuberger Berman Multi-Cap Opportunities Fund	A	NMUAX	64122Q101
Neuberger Berman Multi-Cap Opportunities Fund	Institutional	NMULX	64122Q309

Neuberger Berman Municipal High Income Fund	Institutional	NMHLX	64128K439
Neuberger Berman Municipal High Income Fund	A	NMHAX	64128K454

Neuberger Berman New York Municipal Intermediate Bond Fund	Institutional	NMNLX	64128K660
Neuberger Berman New York Municipal Intermediate Bond Fund	A	NMNAX	64128K686

Neuberger Berman New York Municipal Income Fund	Institutional	NMIIX	64128K587

Neuberger Berman Real Estate Fund	Trust	NBRFX	641224845
Neuberger Berman Real Estate Fund	Institutional	NBRIX	641224795
Neuberger Berman Real Estate Fund	A	NREAX	64122Q762
Neuberger Berman Real Estate Fund	R3	NRERX	64122Q747
Neuberger Berman Real Estate Fund	R6	NRREX	64122Q515

Fund Name	Class	Symbol	CU SIP
Neuberger Berman Risk-Balanced Commodity Strategy Fund	Institutional	NRBIX	64128R889
Neuberger Berman Risk-Balanced Commodity Strategy Fund	A	NRBAX	64128R707

Neuberger Berman Short Duration Bond Fund	Trust	NBLTX	64128K785
Neuberger Berman Short Duration Bond Fund	Institutional	NSHLX	64128K637
Neuberger Berman Short Duration Bond Fund	A	NSHAX	64128K652

Neuberger Berman Small Cap Growth Fund	Trust	NBMOX	640917803
Neuberger Berman Small Cap Growth Fund	Advisor	NBMVX	641224829
Neuberger Berman Small Cap Growth Fund	Institutional	NBSMX	641224530
Neuberger Berman Small Cap Growth Fund	A	NSNAX	641224225
Neuberger Berman Small Cap Growth Fund	R3	NSNRX	641224183

Neuberger Berman Socially Responsive Fund	Trust	NBSTX	640917860
Neuberger Berman Socially Responsive Fund	Investor	NBSRX	641224605
Neuberger Berman Socially Responsive Fund	Institutional	NBSLX	641224654
Neuberger Berman Socially Responsive Fund	A	NRAAX	641224175
Neuberger Berman Socially Responsive Fund	R3	NRARX	641224142
Neuberger Berman Socially Responsive Fund	R6	NRSRX	64122Q499

Neuberger Berman Strategic Income Fund	Trust	NSTTX	64128K744
Neuberger Berman Strategic Income Fund	Institutional	NSTLX	64128K75l
Neuberger Berman Strategic Income Fund	A	NSTAX	64128K777

Neuberger Berman Unconstrained Bond Fund	Institutional	NUBAX	64128K496
Neuberger Berman Unconstrained Bond Fund	A	NUBAX	64l28K520
Neuberger Berman Unconstrained Bond Fund	R6	NRUBX	64128K488

Neuberger Berman Value Fund	Institutional	NLRLX	641224118
Neuberger Berman Value Fund	A	NVAAX	641224134

Neuberger Berman World Equity Fund	Institutional	NWTIX	64122Q341
Neuberger Berman World Equity Fund	A	NXTAX	64122Q366

APPENDIX C

FUNDS AND FEES

Fund Name(1)	Share Class	Total Compensation	Sales Load	Recordkeeping Fees	Distribution- Related or Servicing Fees(2)
All Open-ended Mutual Funds administered by NBIA	Investor	10bps(1)	None	10bps(1)	0 bps
All Open-ended Mutual Funds administered by NBIA	Trust	35 bps(2)	None	25bps	10 bps(3)
All Open-ended Mutual Funds administered by NBIA	Advisor	50 bps	None	25bps	25 bps
All Open-ended Mutual Funds administered by NBIA	Institutional*	10 bps	None	10 bps	0 bps
All Open-ended Mutual Funds administered by NBIA	A	50 bps	Waived	25bps	25bps
All Open-ended Mutual Funds administered by NBIA	R3*	75 bps	None	25bps	50bps
All Open-ended Mutual Funds administered by NBIA	R6*	0 bps	None	0 bps	0 bps

To the extent that a Fund has approved a plan pursuant to Rule 12b-l  under the Investment Company Act of  1940, as amended, all or part of the fee with respect to that Fund may be payable from the proceeds of that plan. The  parties agree that all payments for services made under the Agreement shall be in accordance with a statement provided by NBM to the Company that shall be based on each Fund’s records with its transfer agent.

(1) Fees are for shares of Neuberger Berman Equity Funds only.

(2) Except for Trust Class shares of Neuberger Berman Genesis Fund, Neuberger Berman International Fund and  Neuberger Berman Mid Cap Growth Fund, which have no 12- 1 fees and for which Total Compensation is 25 bps.

(3) Except for Trust Class shares of Neuberger Berman Genesis Fund, Neuberger Berman International Fund and Neuberger Berman Mid Cap Growth Fund, which have no 12-1 fees.

* Only omnibus  or, in the case of retirement-related investments, omnibus by plan, accounts are permitted in Institutional Class, Class R3, and Class R6.

AMENDMENT TO THE

FUND PARTICIPATION AGREEMENT

This Amendment dated as of August 30, 2018 between Talcott Resolution Life Insurance Company (formerly named Hartford Life Insurance Company) (the “Company”) acting through its Administrator and attorney-in-fact, Massachusetts Mutual Life Insurance Company (“MassMutual”), and Neuberger Berman BD LLC (“NBBD”) (as successor distributor of the Funds), is made to the Fund Participation Agreement dated September 9, 1998, as amended, by and between the Company and Neuberger Berman Management Inc., subsequently known as Neuberger Berman Management LLC (“NBM”) (the “Agreement”). Terms defined in the Agreement are used herein as therein defined.

WHEREAS, in connection with an internal reorganization, effective July 1, 2016, NBM was reorganized with and into Neuberger Berman LLC (“NB LLC”), a registered broker-dealer and distributor of the Funds, which changed its name to NBBD effective January 1, 2017; and

WHEREAS, pursuant to a sale of the Company to a group of investors, effective May 31, 2018, the Company changed its name to Talcott Resolution Life Insurance Company.

NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the parties agree as follows.

l.                     NBM’s rights and obligations under the Agreement were transferred to NBBD.

2.                 All references to Hartford Life Insurance Company shall be replaced with Talcott Resolution Life Insurance Company.

3.                 Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect.

4.                 This amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same amendment.

TALCOTT RESOLUTION LIFE INSURANCE		NEUBERGER BERMAN BD LLC
COMPANY
By Massachusetts Mutual Life Insurance Company,
Its Administrator

By:	[Redacted]	By:	[Redacted]
Name:	[Redacted]	Name:	[Redacted]
Title:	Senior Vice President	Title:	Managing Director

AMENDMENT #8 TO THE

FUND PARTICIPATION AGREEMENT

This Amendment, dated as of January 10, 2019 between Talcott Resolution Life Insurance Company (the “Company”), acting through its Administrator and attorney-in-fact, Massachusetts Mutual Life Insurance Company (“MassMutual”), and Neuberger Berman BD LLC (“ NBBD”) (as successor distributor of the Funds), is made to the Fund Participation Agreement dated September  9, 1998, as amended, by and between the Company and NBBD (the “Agreement”). Terms defined in the Agreement are used herein as therein  defined.

WHEREAS, the Company and NBBD are parties to the Agreement pursuant to which shares of the Funds are made available to Plans and the Company provides services to the Funds on behalf of NBBD with respect to Plans and Participants; and

WHEREAS, certain of the Company’s clients are eligible to purchase Class R6 shares of the Funds;

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, the Parties hereby amend the Agreement as follows:

1.                 Appendix A of the Agreement is hereby deleted in its entirety and replaced with new Appendix A, attached hereto.

2.                 All other provisions of the Agreement shall otherwise remain in full force and effect.

3.                 This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Amendment.

TALCOTT RESOLUTION		NEUBERGER BERMAN BD LLC
LIFE INSURANCE COMPANY,
By Massachusetts Mutual Life Insurance
Company, Its Administrator

By:	[Redacted]	By:	[Redacted]
Name:	[Redacted]	Name:	[Redacted]
Title:	Senior Vice President	Title:	Managing Director

APPENDIX A

Fund Name	Class	Symbol	CUSIP
Neuberger Berman Absolute Return Multi-Manager Fund	Institutional	NABIX	64128R855
Neuberger Berman Absolute Return Multi-Manager Fund	A	NABAX	64128R871
Neuberger Berman Absolute Return Multi-Manager Fund	R6	NRABX	64128R749

Neuberger German Core Bond Fund	Institutional	NCRLX	64128K405
Neuberger Berman Co re Bond Fund	A	NCRAX	64128K207

Neuberger Berman Dividend Growth Fund	Institutional	NDGIX	64122Q291
Neuberger Berman Dividend Growth Fund	A	NDGAX	64122Q325
Neuberger Berman Dividend Growth Fund	R6	NRDGX	64122Q283

Neuberger Berman Emerging Markets Debt Fund	Institutional	NERIX	64128K538
Neuberger Berman Emerging Markets Debt Fund	A	NERAX	64128K553

Neuberger Berman Emerging Markets Equity Fund	Institutional	NEMIX	641224415
Neuberger Berman Emerging Markets Equity Fund	A	NEMAX	641224431
Neuberger Berman Emerging Markets Equity f-und	R3	NEMRX	64122Q804
Neuberger Berman Emerging Markets Equity Fund	R6	NREMX	64122Q549

Neuberger Berman Equity Income Fund	Institutional	NBHIX	641224498
Neuberger Berman Equity Income Fund	A	NBHAX	641224522
Neuberger Berman Equity Income Fund	R3	NBHRX	64122Q887

Neuberger Berman Floating Rate Income Fund	Institutional	NFIIX	64128K694
Neuberger Berman Floating Rate Income Fund	A	NFIAX	64128K728

Neuberger Berman Focus Fund	Advisor	NBFAX	64122M209
Neuberger Berman focus Fund	Class A	NFAAX	64122 Q879
Neuberger Berman Focus Fund	Institutional	NFALX	64122Q853

Fund Name	Class	Symbol	CUSIP
Neuberger Berman Genesis Fund	Trust	NBGEX	640917100
Neuberger Berman Genesis Fund	Advisor	NBGAX	64122M605
Neuberger Berman Genesis fund	Institutional	NBGIX	641233200
Neuberger Berman Genesis Fund	R6	NRGSX	64122Q531

Neuberger Berman Global Allocation Fund	Institutional	NGLIX	64128R301
Neuberger Berman Global Allocation Fund	A	NBLAX	64122R814

Neuberger Berman Global Equity Fund	Institutional	NGQIX	64122Q648
Neuberger Herman Global Equity Fund	A	NGQAX	64122Q663

Neuberger Berman Global Real Estate Fund	Institutional	NGRIX	64122Q424
Neuberger Berman Global Real Estate Fund	A	NGRAX	64122Q440

Neuberger Berman Greater China Equity Fund	Institutional	NCEIX	64122Q465
Neuberger Berman Greater China Equity Fund	A	NCEAX	64122Q481

Neuberger Berman Guardian Fund	Trust	NBGTX	640917209
Neuberger Berman Guardian Fund	Advisor	NBGUX	64122M308
Neuberger Berman Guardian Fund	Institutional	NGDLX	641224290
Neuberger Berman Guardian Fund	A	NGDAX	641224340
Neuberger Berman Guardian Fund	R3	NGDRX	641224316

Neuberger Berman High Income Bond Fund	Institutional	NHILX	64128K868
Neuberger Berman High Income Bond Fund	A	NHIAX	64128K702
Neuberger Berman High Income Bond Fund	R3	NHIRX	64128K876
Neuberger Berman High Income Bond fund	R6	NRHIX	64128K579

Fund Name	Class	Symbol	CUSIP
Neuberger Berman International Equity Fund	Institutional	NBIIX	641224811
Neuberger Berman International Equity Fund	A	NIQAX	64122Q598
Neuberger Berman International Equity Fund	R6	NRIQX	64l22Q457

Neuberger Berman International Select Fund	Trust	NILTX	641224753
Neuberger Berman International Select Fund	Institutional	NILIX	641224761
Neuberger Berman International Select fond	A	NBNAX	641224621
Neuberger Berman International Select Fund	R3	NBNRX	641224274

Neuberger Berman Intrinsic Value Fund	Institutional	NINLX	641224779
Neuberger Berman Intrinsic Value Fund	A	NINAX	64l22Q739

Neuberger Berman Large Cap Value Fund	Trust	NBPTX	640917407
Neuberger Berman Large Cap Value Fund	Advisor	NBPBX	64122M506
Neuberger Berman Large Cap Value Fund	Institutional	NBPIX	641224787
Neuberger Berman Large Cap Value Fund	A	NPNAX	64122Q796
Neuberger Berman Large Cap Value Fund	R3	NPNRX	64122Q770

Neuberger Berman Long Short Credit Fund	Institutional	NLNIX	64128R657
Neuberger Berman Long Short Credit Fund	A	NLNAX	64128R673
Neuberger Berman Long Short Credit Fund	R6	NRLNX	64128R616

Neuberger Berman Mid Cap Growth Fund	Trust	NBMTX	640917308
Neuberger Berman Mid Cap Growth Fund	Advisor	NBMBX	64122M407
Neuberger Berman Mid Cap Growth Fund	Institutional	NBMLX	641224662
Neuberger Berman Mid Cap Growth Fund	A	NMGAX	641224266
Neuberger Berman Mid Cap Growth Fund	R3	NMGRX	641224233
Neuberger Berman Mid Cap Growth Fund	R6	NRMGX	64122Q523

Fund Name	Class	Symbol	CUSIP
Neuberger Berman Mid Cap Intrinsic Value Fund	Trust	NBREX	640917886
Neuberger Berman Mid Cap Intrinsic Value Fund	Institutional	NRRTX	641224779
Neuberger Berman Mid Cap Intrinsic Value Fund	A	NBRAX	64122Q739
Neuberger Berman Mid Cap Intrinsic Value Fund	R3	NBRRX	64122Q713

Neuberger Berman Multi-Asset Income Fund	Institutional	NANIX	64128R624
Neuberger Berman Multi-Asset Income Fund	A	NANAX	64128R640
Neuberger Berman Multi-Asset Income Fund	R6	NRANX	64128R590

Neuberger Berman Multi-Cap Opportunities Fund	A	NMUAX	64l22Q101
Neuberger Herman Multi-Cap Opportunities Fund	Institutional	NMULX	64122Q309

Neuberger Berman Municipal High Income Fund	Institutional	NMHIX	64128K439
Neuberger Berman Municipal High Income Fund	A	NMHAX	64128K454

Neuberger Berman Municipal Impact Fund	Institution al	NMIIX	64I28K587

Neuberger Berman Municipal Intermediate Bond Fund	Institutional	NMNLX	64128K660
Neuberger Berman Municipal Intermediate Bond Fund	A	NMNAX	64128K686

Neuberger Berman Real Estate Fund	Trust	NBRFX	641224845
Neuberger Berman Real Estate Fund	Institutional	NBRIX	641224795
Neuberger Berman Real Estate Fund	A	NREAX	64l22Q762
Neuberger Berman Real Estate Fund	R3	NRERX	64122Q747
Neuberger Berman Real Estate Fund	R6	NRREX	64 122Q515

Neuberger Berman Commodity Strategy Fund	Institutional	NRBIX	64128R889
Neuberger Berman Commodity Strategy Fund	A	NRBAX	64128R707

Neuberger Berman Short Duration Bond Fund	Institutional	NSHLX	64l28K637
Neuberger Bem1an Short Duration Bond Fund	A	NSHAX	64128K652

Fund Name	Class	Symbol	CUSIP
Neuberger Berman Small Cap Growth Fund	Trust	NBMOX	640917803
Neuberger Berman Small Cap Growth Fund	Advisor	NBMVX	641224829
Neuberger Berman Small Cap Growth Fund	Institutional	NBSMX	641224530
Neuberger Berman Small Cap Growth Fund	A	NSNAX	641224225
Neuberger Berman Small Cap Growth Fund	R3	NSNRX	641224183

Neuberger Berman Sustainable Equity Fund	Trust	NBSTX	640917860
Neuberger Berman Sustainable Equity Fund	Institutional	NBSLX	641224654
Neuberger Berman Sustainable Equity Fund	A	NRAAX	64122417 5
Neuberger Berman Sustainable Equity Fund	R3	NRARX	641224142
Neuberger Berman Sustainable Equity Fund	R6	NRSRX	64l22Q499

Neuberger Berman Strategic Income Fund	Trust	NSTTX	64128K744
Neuberger Berman Strategic Income Fund	Institutional	NSTLX	64128K75I
Neuberger Berman Strategic Income Fund	A	NSTAX	64128 K777

Neuberger Berman Unconstrained Bond Fund	Institutional	NUBAX	64128 K496
Neuberger Berman Unconstrained Bond Fund	A	NUBAX	64128K520
Neuberger Berman Unconstrained Bond Fund	R6	NRUBX	64128K488

Neuberger Berman Value Fund	Institutional	NLRLX	641224118
Neuberger Berman Value Fund	A	NVAAX	641224134

AMENDMENT #9 TO THE

FUND PARTICIPATION AGREEMENT

This Amendment, dated as of October 22, 2019 between Talcott Resolution Life Insurance Company (the “Company”), acting through its Administrator and attorney-in-fact, Massachusetts Mutual Life Insurance Company (“MassMutual”), and Neuberger Berman BD LLC (“NBBD”) (as successor distributor of the Funds), is made to the Fund Participation Agreement dated September 9, 1998, as amended, by and between the Company and NBBD (the “Agreement”). Terms defined in the Agreement are used herein as therein defined.

WHEREAS, the Company and NBBD are parties to the Agreement pursuant to which shares of the Funds are made available to Plans and the Company provides services to the Funds on behalf of NBBD with respect to Plans and Participants; and

WHEREAS, the Parties wish to update the list of currently available Funds as set forth in Appendix A;

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, the Parties hereby amend the Agreement as follows:

1.                 Appendix A of the Agreement is hereby deleted in its entirety and replaced with new Appendix A, attached hereto.

2.                 Except as modified hereby, all other provisions of the Agreement shall otherwise remain in full force and effect.

3.                 This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Amendment.

TALCOTT RESOLUTION		NEUBERGER BERMAN BD LLC
LIFE INSURANCE COMPANY,
By Massachusetts Mutual Life Insurance
Company, Its Administrator

By:	[Redacted]	By:	[Redacted]
Name:	[Redacted]	Name:	[Redacted]
Title:	Head of Investment Management	Title:	Managing Director

APPENDIX A

All classes of shares of the open-end mutual funds distributed by Neuberger Berman BD LLC and not closed to new investors.(1)

(1) In the case of Class R3, Class R6 or Institutional Class shares, only omnibus or omnibus-by-plan accounts are permitted.